Dividend per common share	12 Months Ended
Dec. 31, 2025
Text block 1 [Abstract]
Dividend per common share
17 Dividend per common share
Aegon declared interim and final dividends on common shares and common share B for the years 2023 through 2025. The dividend per common share, in EUR and USD, are presented in the following table. The interim and final dividends on common share B, based on its financial rights, are 1/40th of a common share. Aegon distributes dividends in cash.

	EUR			USD

Year	Interim	Final	Total	Interim	Final	Total

2025	0.19	0.21 1	0.40	0.22	n.a.	n.a.

2024	0.16	0.19	0.35	0.18	0.22	0.40

2023	0.14	0.16	0.30	0.15	0.17	0.32
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Proposed.